SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 Eckington Place, N.E.
Washington, DC	20002
(Address of principal executive offices)	(Zip Code)

(202) 380-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 7, 2008, XM Satellite Radio Holdings Inc. filed with the Securities and Exchange Commission a prospectus supplement to the base prospectus contained in its effective shelf registration statement (Reg. No. 333-130812) relating to shares of common stock which may be offered by Starbucks Corporation. This Current Report is being filed to present certain exhibits which shall be incorporated by reference into the prospectus and registration statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 5.1	Opinion of Hogan & Hartson LLP.

Exhibit 23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date: January 7, 2008	By:	/s/ Joseph M. Titlebaum
Joseph M. Titlebaum
General Counsel and Secretary

EXHIBIT INDEX

No.	Description
5.1	Opinion of Hogan & Hartson LLP.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).